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                                                                    Exhibit 10.1

                          AMENDMENT TO RIGHTS AGREEMENT

     This Amendment to Rights Agreement, dated as of September 25, 2006 (this "Amendment"), between Maritrans Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent").

                                   WITNESSETH:

     WHEREAS, the Company and the Rights Agent constitute all of the parties to that certain Rights Agreement, dated as of August 1, 2002 (the "Rights Agreement"), and desire to amend the Rights Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, and pursuant to the Rights Agreement and in accordance with Section 26 thereof, the parties hereto do hereby agree as follows (capitalized terms used but not defined herein have the meanings ascribed to such terms in the Rights Agreement):

1.   Amendments to the Rights Agreement.

     (a) The Rights Agreement shall be amended by adding the following as
Section 34 thereof:

     "Section 34. Notwithstanding anything to the contrary in this Agreement or the Rights Certificates, with respect to the Agreement and Plan of Merger substantially in the form attached hereto as Exhibit C (the "Merger Agreement"), (i) none of the execution or announcement of, or consummation of the Merger (as defined therein) or the related transactions contemplated by the Merger Agreement, shall result or be deemed to result in a Distribution Date, Stock Acquisition Date or Triggering Event, and none of Overseas Shipholding Group, Inc., Marlin Acquisition Corporation or any of their Affiliates or Associates, individually or collectively, shall constitute or be deemed to constitute an Acquiring Person or a Principal Party as a result of such execution, announcement or consummation, (ii) the Company shall not be obligated to provide any notice pursuant to Section 24(b) as a result of the execution or announcement of, or consummation of the Merger or the related transactions contemplated by, the Merger Agreement and (iii) upon consummation of the Merger in accordance with the terms of the Merger Agreement, all Rights shall be deemed to have been redeemed in full and all rights thereunder extinguished."

     (b) New Exhibit C is hereby added to the Rights Agreement in the form set forth as Exhibit A hereto.

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2.   Miscellaneous.

     (a) The laws of the State of Delaware shall govern the validity, interpretation, construction, performance, and enforcement of this Agreement, excluding the choice of laws provisions of the State of Delaware.

     (b) Except as modified herein, all other terms and provisions of the Rights Agreement (including the Exhibits thereto) are unchanged and remain in full force and effect.

     (c) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment shall become effective when each party to this Amendment shall have received a counterpart hereof signed by the other party to this Amendment.

     (d) This Amendment shall be binding upon any permitted assignee, transferee, successor or assign to any of the parties hereto.

     (e) If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     (f) The officer of the Company executing this Amendment on behalf of the Company hereby certifies on behalf of the company that this Amendment complies with Section 26 of the Rights Agreement.

     (g) In all respects not inconsistent with the terms and provisions of this Amendment, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized representatives as of the date first written above.

                                        MARITRANS INC.


                                        By: /s/ Jonathan P. Whitworth
                                            ------------------------------------
                                        Name: Jonathan P. Whitworth
                                        Title: Chief Executive Officer


                                        AMERICAN STOCK TRANSFER & TRUST COMPANY


                                        By: /s/ Herbert J. Lemmer
                                            ------------------------------------
                                        Name: Herbert J. Lemmer
                                        Title: Vice President